[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                            Payment Date:       October 18, 1999
                                            Record Date:      September 30, 1999

                        Summary of Available Information

                                                                                 Delivery
Name of Report or File                         Preparer          Frequency       Vehicles
----------------------                         --------          ---------       --------
Distribution Date Statement                    Trustee           Monthly         Web
Loan Schedule                                  Trustee           Monthly         Web
Loan Portfolio Stratifications                 Trustee           Monthly         Web
Updated Mortgage Loan Schedule                 Servicer          Monthly         Web
REO Status Report                              Servicer          Monthly         Web
Watch List                                     Servicer          Monthly         Web
Delinquent Loan Status                         Servicer          Monthly         Web
Historical Loan Modification Report            Servicer          Monthly         Web
Historical Loss Estimate Report                Servicer          Monthly         Web
Comparative Financial Report                   Servicer          Monthly         Web
CSSA Periodic Loan Update File                 Servicer          Monthly         Web
Operating Statement Analysis                   Servicer          Quarterly       Upon Request
NOI Adjustment Worksheet                       Servicer          Annually        Upon Request

State Street Information Delivery Vehicles

Web Site:                http://corporatetrust.statestreet.com
For other information
delivery requests:       informationdelivery@fmg-statestreet.com

Deal-Specific Contacts

Account Officer (trustee and
paying agent questions):       David Shepherd                     (617) 662-1327
Account Administrator
(analytics and
collateral questions):         Lai Yee Yuen                       (617) 662-1302

Servicer                       The Chase Manhattan Bank           (212) 622-3009
Special Servicer               Orix Real Estate Capital Markets   (214) 290-2489

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                            Payment Date:       October 18, 1999
                                            Record Date:      September 30, 1999

Trustee's Report to Certificateholders
Payment Summary

--------------------------------------------------------------------------------------------------
                    Pass-Through   Interest         Original           Beginning       Principal
Class     CUSIP         Rate         Type           Balance             Balance           Paid
--------------------------------------------------------------------------------------------------
 A-1    161582AA9     7.1340%        Fixed      $210,400,000.00     $209,680,697.92   $941,241.59
 A-2    161582AB7     7.4390%        Fixed      $816,865,579.00     $816,865,579.00      $0.00
  B     161582AD3     7.6190%        Fixed       $76,870,213.00      $76,870,213.00      $0.00
  C     161582AE1     7.6250%        Fixed       $62,893,811.00      $62,893,811.00      $0.00
  D     161582AF8     7.6250%        Fixed       $20,964,604.00      $20,964,604.00      $0.00
  E     161582AG6     7.5836%      Variable      $48,917,408.00      $48,917,408.00      $0.00
  F     161582AH4     7.5836%      Variable      $17,470,503.00      $17,470,503.00      $0.00
  G     161582AJ0     6.4000%        Fixed       $59,399,711.00      $59,399,711.00      $0.00
  H     161582AK7     6.4000%        Fixed       $10,482,302.00      $10,482,302.00      $0.00
  I     161582AL5     6.4000%        Fixed       $10,482,301.00      $10,482,301.00      $0.00
  J     161582AM3     6.4000%        Fixed       $20,964,604.00      $20,964,604.00      $0.00
  K     161582AN1     6.4000%        Fixed        $6,988,201.00       $6,988,201.00      $0.00
  L     161582AP6     6.4000%        Fixed        $8,735,252.00       $8,735,252.00      $0.00
  M     161582AQ4     6.4000%        Fixed       $26,205,752.00      $26,205,752.00      $0.00
  X*    161582AC5     0.3190%      Variable   $1,397,640,241.00   $1,396,920,938.92      $0.00
  R        N/A        0.0000%      Residual          $0.00               $0.00           $0.00
--------------------------------------------------------------------------------------------------
*     Based on a Notional Balance   Totals:   $1,397,640,241.00   $1,396,920,938.92   $941,241.59
                                              ----------------------------------------------------

---------------------------------------------------------------------
                         Interest         Total             Ending
Class     CUSIP            Paid           Paid             Balance
---------------------------------------------------------------------
 A-1    161582AA9    $1,246,551.75   $2,187,793.34    $208,739,456.33
 A-2    161582AB7    $5,063,885.87   $5,063,885.87    $816,865,579.00
  B     161582AD3      $488,061.79     $488,061.79     $76,870,213.00
  C     161582AE1      $399,637.76     $399,637.76     $62,893,811.00
  D     161582AF8      $133,212.59     $133,212.59     $20,964,604.00
  E     161582AG6      $309,140.82     $309,140.82     $48,917,408.00
  F     161582AH4      $110,407.44     $110,407.44     $17,470,503.00
  G     161582AJ0      $316,798.46     $316,798.46     $59,399,711.00
  H     161582AK7       $55,905.61      $55,905.61     $10,482,302.00
  I     161582AL5       $55,905.61      $55,905.61     $10,482,301.00
  J     161582AM3      $111,811.22     $111,811.22     $20,964,604.00
  K     161582AN1       $37,270.41      $37,270.41      $6,988,201.00
  L     161582AP6       $46,588.01      $46,588.01      $8,735,252.00
  M     161582AQ4      $139,764.01     $139,764.01     $26,205,752.00
  X*    161582AC5      $371,312.79     $371,312.79  $1,395,979,697.33
  R        N/A            $0.00           $0.00             $0.00
---------------------------------------------------------------------
           Totals:   $8,886,254.14   $9,827,495.73  $1,395,979,697.33
                     ------------------------------------------------

*     Based on a Notional Balance

Distributions per Certificate
--------------------------------------------------------------------------------
           Beginning        Principal         Interest           Ending
Class   Certif. Factor   Distribution(1)   Distribution(1)   Certif. Factor
--------------------------------------------------------------------------------
 A-1     0.996581264       4.4735817         5.924675618      0.992107682
 A-2     1.000000000       0.0000000         6.199166669      1.000000000
  B      1.000000000       0.0000000         6.349166614      1.000000000
  C      1.000000000       0.0000000         6.354166708      1.000000000
  D      1.000000000       0.0000000         6.354166766      1.000000000
  E      1.000000000       0.0000000         6.319648416      1.000000000
  F      1.000000000       0.0000000         6.319648610      1.000000000
  G      1.000000000       0.0000000         5.333333356      1.000000000
  H      1.000000000       0.0000000         5.333333270      1.000000000
  I      1.000000000       0.0000000         5.333333779      1.000000000
  J      1.000000000       0.0000000         5.333333270      1.000000000
  K      1.000000000       0.0000000         5.333334001      1.000000000
  L      1.000000000       0.0000000         5.333333257      1.000000000
  M      1.000000000       0.0000000         5.333333308      1.000000000
  X*     0.999485345       0.0000000         0.265671221      0.998811895
  R          N/A              N/A                N/A              N/A
--------------------------------------------------------------------------------
*     represents net payment per certificate

--------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with repsect to the related securities.

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                            Payment Date:       October 18, 1999
                                            Record Date:      September 30, 1999

Trustee's Report to Certificateholders
Principal Detail

-------------------------------------------------------------------------------------------------------------
            Beginning        Scheduled    Unscheduled   Other Principal/   Total Principal   Realized Losses/
Class        Balance         Principal     Principal    Cash Adjustments   Distrib. Amount     Balance Adj.
-------------------------------------------------------------------------------------------------------------
 A-1      $209,680,697.92   $940,914.21     $327.38          $0.00           $941,241.59           $0.00
 A-2      $816,865,579.00      $0.00         $0.00           $0.00              $0.00              $0.00
  B        $76,870,213.00      $0.00         $0.00           $0.00              $0.00              $0.00
  C        $62,893,811.00      $0.00         $0.00           $0.00              $0.00              $0.00
  D        $20,964,604.00      $0.00         $0.00           $0.00              $0.00              $0.00
  E        $48,917,408.00      $0.00         $0.00           $0.00              $0.00              $0.00
  F        $17,470,503.00      $0.00         $0.00           $0.00              $0.00              $0.00
  G        $59,399,711.00      $0.00         $0.00           $0.00              $0.00              $0.00
  H        $10,482,302.00      $0.00         $0.00           $0.00              $0.00              $0.00
  I        $10,482,301.00      $0.00         $0.00           $0.00              $0.00              $0.00
  J        $20,964,604.00      $0.00         $0.00           $0.00              $0.00              $0.00
  K         $6,988,201.00      $0.00         $0.00           $0.00              $0.00              $0.00
  L         $8,735,252.00      $0.00         $0.00           $0.00              $0.00              $0.00
  M        $26,205,752.00      $0.00         $0.00           $0.00              $0.00              $0.00
  X*    $1,396,920,938.92      $0.00         $0.00           $0.00              $0.00              $0.00
  R           $0.00            $0.00         $0.00           $0.00              $0.00              $0.00
-------------------------------------------------------------------------------------------------------------
Totals: $1,396,920,938.92   $940,914.21     $327.38          $0.00           $941,241.59           $0.00
        -----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
             Reimbursement of              Ending         Cumulative
Class   Prior loss/additional exp.        Balance       Realized Losses
-----------------------------------------------------------------------
 A-1               $0.00              $208,739,456.33        $0.00
 A-2               $0.00              $816,865,579.00        $0.00
  B                $0.00               $76,870,213.00        $0.00
  C                $0.00               $62,893,811.00        $0.00
  D                $0.00               $20,964,604.00        $0.00
  E                $0.00               $48,917,408.00        $0.00
  F                $0.00               $17,470,503.00        $0.00
  G                $0.00               $59,399,711.00        $0.00
  H                $0.00               $10,482,302.00        $0.00
  I                $0.00               $10,482,301.00        $0.00
  J                $0.00               $20,964,604.00        $0.00
  K                $0.00                $6,988,201.00        $0.00
  L                $0.00                $8,735,252.00        $0.00
  M                $0.00               $26,205,752.00        $0.00
  X*               $0.00            $1,395,979,697.33        $0.00
  R                $0.00                   $0.00             $0.00
-----------------------------------------------------------------------
Totals:            $0.00            $1,395,979,697.33        $0.00
        ---------------------------------------------------------------

Interest Detail

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Prepayment
                                Beg.    Prepayment     Current     Premium/                                           Cum. Unpaid
              Accrued         Unpaid      Int.        Interest      Yield       Deferred    Excess    Total Interest    Interest
Class     Certif. Interest   Interest   Shortfall    Shortfalls   Maintenance   Interest   Interest   Distr. Amount    Shortfall
---------------------------------------------------------------------------------------------------------------------------------
 A-1      $1,246,551.75        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00    $1,246,551.75      $0.00
 A-2      $5,063,885.87        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00    $5,063,885.87      $0.00
  B         $488,061.79        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $488,061.79      $0.00
  C         $399,637.76        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $399,637.76      $0.00
  D         $133,212.59        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $133,212.59      $0.00
  E         $309,140.82        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $309,140.82      $0.00
  F         $110,407.44        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $110,407.44      $0.00
  G         $316,798.46        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $316,798.46      $0.00
  H          $55,905.61        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00       $55,905.61      $0.00
  I          $55,905.61        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00       $55,905.61      $0.00
  J         $111,811.22        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $111,811.22      $0.00
  K          $37,270.41        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00       $37,270.41      $0.00
  L          $46,588.01        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00       $46,588.01      $0.00
  M         $139,764.01        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $139,764.01      $0.00
  X*        $371,312.79        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00      $371,312.79      $0.00
  R            $0.00           $0.00      $0.00        $0.00        $0.00         $0.00      $0.00        $0.00          $0.00
---------------------------------------------------------------------------------------------------------------------------------
Totals:   $8,886,254.14        $0.00      $0.00        $0.00        $0.00         $0.00      $0.00    $8,886,254.14      $0.00
          -----------------------------------------------------------------------------------------------------------------------

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                            Payment Date:       October 18, 1999
                                            Record Date:      September 30, 1999

Trustee's Report to Certificateholders

Delinquency Statistics
             ------------------------------------------------------------
             One Month   Two Months   Three+Months   Foreclosures   Total
-------------------------------------------------------------------------
# of Loans      0            0             0               0          0
-------------------------------------------------------------------------
Ending APB     0.00         0.00          0.00           0.00       0.00
-------------------------------------------------------------------------

Appraisal Reduction
                                    --------------------------------
                                    Current Total   Cumulative Total
--------------------------------------------------------------------
Loan Number    0      0      0
--------------------------------------------------------------------
Amount        0.00   0.00   0.00        0.00              0.00
--------------------------------------------------------------------

Liquidated Mortgage Loans

----------------------------------------------------------------------------------------------------------------------
    Loan Number       Aggregate Liquidation Proceeds   Proceeds allocable to certificates   Collateral Support Deficit
----------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                            0.00                                 0.00               0.00
----------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                            0.00                                 0.00               0.00
----------------------------------------------------------------------------------------------------------------------

REO Properties (which a Final Recovery Determination has been made)

------------------------------------------------------------------------------------------------------------------------------------
   Loan Number      Aggregate Liquidation Proceeds  Proceeds allocable to certificates  Collateral Support Deficit   Appraised Value
------------------------------------------------------------------------------------------------------------------------------------
No REO Properties        0.00                             0.00                                     0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------
No REO Properties        0.00                             0.00                                     0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Aggregate amount of monies collected by Servicer with respect to REO property during the Collection Period                      0.00
====================================================================================================================================

====================================================================================================================================
Aggr. of all Liquidation Proceeds and other amt. received in connection with Final Recovery Determination                       0.00
====================================================================================================================================

Mortgage Loans which were defeased during the related Due Period
--------------------------------------------------------------------------------
Loan Number          NA          NA          NA
--------------------------------------------------------------------------------

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                            Payment Date:       October 18, 1999
                                            Record Date:      September 30, 1999

Trustee's Report to Certificateholders

--------------------------------------------------------------------------------
Available Distribution Amount                                       9,827,496.06
--------------------------------------------------------------------------------

Collateral Information:

---------------------------------------------------------------------------------------------
                                                     Current Period       Current Period

                                Closing                 Beginning             Ending
                                -------                 ---------             ------
Stated Principal Balance        1,397,640,242.00      1,396,920,939.78       1,395,979,698.19
Actual Principal Balance                                                     1,395,997,146.39
Loan Count                                              205                    205

Gross WAC                                                     7.69267%
Net WAC                                                       7.63358%
Gross WAC for next period                                     0.00000%

WAM                                                               0.00
---------------------------------------------------------------------------------------------

Interest Reserve Account:
--------------------------------------------------------------------------------
Beginning Balance                                                           0.00
Deposits                                                                    0.00
Withdrawals                                                                 0.00
Ending Balance                                                              0.00
--------------------------------------------------------------------------------

Advances:

-----------------------------------------------------------------------------------------------------------
Aggregate P&I Advances                                                                           179,592.85
Aggregate unreimbursed P&I Advances outstanding as of close of business on distribution date     179,592.85
Interest accrued and payable to Master Servicer in respect of unreimbursed P&I Advances                0.00
Interest Payable to Master Servicer on Advances                                                        0.00
Aggregate Amount of interest on Servicing Advances paid to the Special Servicer                        0.00
-----------------------------------------------------------------------------------------------------------

Servicing and Trustee Fees:

--------------------------------------------------------------------------------------------------------
Aggregate Amount of servicing compensation paid to Master Servicer                             67,627.21
Aggregate Amount of servicing compensation paid to Special Servicer                                 0.00
Aggregate Amount of servicing compensation paid to Sub-Servicer directly out of trust fund          0.00
Sub-Servicing Fee (included in Master Servicing Fee)                                                0.00
Trustee Fees
--------------------------------------------------------------------------------------------------------

Speed History
----------------------------------------------------------
                                              CPR
                                               %
----------------------------------------------------------
1 month                                      0.00%
----------------------------------------------------------
3 month                                      0.00%
----------------------------------------------------------
6 month                                      0.00%
----------------------------------------------------------
12 month                                     0.00%
----------------------------------------------------------
  Life                                       0.00%
----------------------------------------------------------

Aggregate Amount Of:
================================================================================
Liquidation Proceeds                                                        0.00

Insurance Proceeds                                                          0.00

Principal Recovery Fees                                                     0.00

Additional Trust Fund Expenses                                              0.00

Additional Interest                                                         0.00

Net Default Interest                                                        0.00
================================================================================

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                            Payment Date:       October 18, 1999
                                            Record Date:      September 30, 1999

Trustee's Report to Certificateholders

                            Original/Current Ratings

------------------------------------------------------------------------------------------------------------------------------------
        Original DCR   Current DCR   Original Fitch   Current Fitch   Original Moody's   Current Moodys   Original S&P   Current S&P
Class                                                   19990925                                                           19990925
------------------------------------------------------------------------------------------------------------------------------------
 A-1                                      AAA              AAA                                                 AAA           AAA
 A-2                                      AAA              AAA                                                 AAA           AAA
  B                                        AA              AA                                                  AA             AA
  C                                        A                A                                                   A             A
  D                                        A-              A-                                                  A-             A-
  E                                       BBB              BBB                                                 BBB           BBB
  F                                       BBB-             BBB-                                                BBB-          BBB-
  G                                        NR              NR                                                  NR             NR
  H                                        NR              NR                                                  NR             NR
  I                                        NR              NR                                                  NR             NR
  J                                        NR              NR                                                  NR             NR
  K                                        NR              NR                                                  NR             NR
  L                                        NR              NR                                                  NR             NR
  M                                        NR              NR                                                  NR             NR
  X*                                      AAA              AAA                                                 AAA           AAA
  R
------------------------------------------------------------------------------------------------------------------------------------

Subordinate Support Percentage & Original Class Maturity @ 0% CPR
-------------------------------------------------------------------------
        Orig. Class Maturity   Original Subordinate   Current Subordinate
Class   @ 0% CPR               Support Percentage     Support Percentage
-----   --------               ------------------     ------------------
 A-1     8/15/07                26.500%                  26.532%
 A-2     8/15/09                26.500%                  26.532%
  B      8/15/09                21.000%                  21.025%
  C      8/15/09                16.500%                  16.520%
  D      8/15/09                15.000%                  15.018%
  E      8/15/11                11.500%                  11.514%
  F      8/15/11                10.250%                  10.262%
  G                              6.000%                   6.007%
  H                              5.250%                   5.256%
  I                              4.500%                   4.505%
  J                              3.000%                   3.004%
  K                              2.500%                   2.503%
  L                              1.875%                   1.877%
  M                              0.000%                   0.000%
  X*                               NA                      NA
  R                                NA                      NA
-------------------------------------------------------------------------